                                                                      EXHIBIT 21

                                     [LOGO]


                       SUBSIDIARIES OF THE BRINK'S COMPANY
                             AS OF FEBRUARY 28, 2006

     (The subsidiaries listed below are owned 100%, directly or indirectly, by The Brink's Company unless otherwise noted.)


                                                                                                  Jurisdiction
Company                                                                                         of Incorporation
-------                                                                                         ----------------
The Pittston Company                                                                               Delaware
Glen Allen Development, Inc.                                                                       Delaware
     Liberty National Development Company, LLC (32.5%)                                             Delaware
     New Liberty Residential Urban Renewal Company, LLC (17.5%)                                    New Jersey
Pittston Services Group Inc.                                                                       Virginia
     Brink's Holding Company                                                                       Delaware
         Brink's Home Security, Inc.                                                               Delaware
              Brink's Guarding Services, Inc.                                                      Delaware
              Brink's Home Security Canada Limited                                                 Canada
         Brink's, Incorporated ("BI")                                                              Delaware
              Brellis Partners, L.P. (50% Partnership Interest)                                    Virginia
              Brink's Antigua Limited (47%)                                                        Antigua
              Brink's Express Company                                                              Illinois
              Security Services (Brink's Jordan) Company Ltd (45%)                                 Jordan
              Brink's (Liberia) Inc. (98%)                                                         Liberia
              Servicio Pan Americano de Proteccion S.A. ("Serpaprosa") (20% by Trust,
              BI is Settlor of Trust)                                                              Mexico
                  Canamex (10%)                                                                    Mexico
                  Inmobiliaria, A.J., S.A. de C.V. (20%)                                           Mexico
                  Productos Pan Americano de Proteccion, S.A. de C.V. (20%)                        Mexico
                  Operadora Especializada de Transportes, S.A. de C.V. (20%)                       Mexico
                  Procesos Integrales en Distribucion y Logistica, S.A. de C.V. (20%)              Mexico
              Brink's St. Lucia Ltd. (26%)                                                         St. Lucia
              Brink's Security International, Inc. ("BSI")                                         Delaware
                  Brink's Brokerage Company, Incorporated                                          Delaware
                  Brink's C.l.S., Inc.                                                             Delaware
                  Brink's Global Services USA, Inc.                                                Delaware
                  Brink's Global Services International, Inc.                                      Delaware
                  Brink's Global Services KL, Inc.                                                 Delaware
                  Brink's International Management Group, Inc.                                     Delaware
                  Brink's Network, Incorporated                                                    Delaware
                  Brink's Vietnam, Incorporated                                                    Delaware
                  Brink's Philippines, Inc.                                                        Delaware
                  Brink's Argentina S.A.                                                           Argentina
                  Brink's Asia Pacific Limited                                                     Hong Kong
                  Brink's Australia Pty Ltd                                                        Australia
                  A.C.N. 081 163 108 Pty Ltd                                                       Australia
                  Brink's Europe N.V.                                                              Belgium
                  Brink's Belgium S.A.                                                             Belgium
                  Cavalier Insurance Company Ltd.                                                  Bermuda
                  Brink's Bolivia S.A.                                                             Bolivia
                  Brink's Global Services FZE                                                      Dubai (UAE)
                  Brink's EMEA SAS                                                                 France
                  Brink's France Holdings LLC (BSI is sole member)                                 Virginia
                  Brink's France Holdings SAS                                                      France
                      Brink's Madagascar (60%)                                                     Madagascar
                  Brink's Beteiligungsgesellschaft mbH                                             Germany
                      Brink's Verwaltungsgesellschaft mbH                                          Germany
                      Brink's Deutschland GmbH                                                     Germany
                           Brink's Sicherheit GmbH                                                 Germany





                      Security Consulting & Services GmbH                                          Germany
                  Brink's Far East Limited                                                         Hong Kong
                  Brink's Arya India Private Limited (40%)                                         India
                  Brink's Ireland Limited                                                          Ireland
                      Brink's Willsborough Limited                                                 Ireland
                      Allied Couriers Limited                                                      Ireland
                  Brink's-Team 3 Limited                                                           Ireland
                  Brink's Holdings Limited                                                         Israel
                      Brink's (Israel) Limited (70%)                                               Israel
                           Courier Service Ltd. (70%)                                              Israel
                  Brink's Diamond & Jewellery Services (International) (1993) Ltd.                 Israel
                  Brink's Global Services, S.r.l.                                                  Italy
                  Brink's Japan Limited                                                            Japan
                  Brink's Luxembourg S.A.                                                          Luxembourg
                      Brink's Security Luxembourg S.A.                                             Luxembourg
                           BK Services S.a.r.l.                                                    Luxembourg
                  Brink's Global Services S.A. de C.V.                                             Mexico
                  Brink's International, C.V. (BSI is General Partner)                             Netherlands
                      Brink's Chile, S.A. (74% beneficial owner)                                   Chile
                      Brink's de Colombia S.A. (58% beneficial owner)                              Colombia
                           Domesa de Colombia S.A. (59%)                                           Colombia
                           Procesos & Canje S.A. (29%)                                             Colombia
                      Brink's Canada Holdings, B.V.                                                Netherlands
                           Brink's Canada Limited                                                  Canada
                           Brink's-Team 3, B.V.                                                    Netherlands
                      Centro Americana de Inversiones Balboa, C.A. (beneficial owner)              Panama
                           Hermes Transporte Blindados S.A. (34%)                                  Peru
                      Brink's Dutch Holdings, B.V.                                                 Netherlands
                           Brink's Hellenic Holdings, B.V. ("BHH")                                 Netherlands
                           Athena Marathon Holdings, B.V. ("AMH")                                  Netherlands
                           Apollo Acropolis Holdings, B.V. ("AAH")                                 Netherlands
                           Hermes Delphi Holdings, B.V, ("HDH")                                    Netherlands
                           Zeus Oedipus Holdings, B.V. ("ZOH")                                     Netherlands
                               Hellenic Brink's SA Commercial Company for the Provision
                                 of Data Processing Services ("Hellenic Brink's SA")
                                 (20% each BHH, AMH, AAH, HDH, ZOH)                                Greece
                                    Organisation of Security-Management Hermes Commercial
                                      SA POPSS ("Hermes Security SA") (97%)                        Greece
                                        Hermes Aviation Security Services SA POPSS
                                          ("Hermes-Avsec SA") (97%)                                Greece
                                        Hermes Civas Goldair Baggage Control Services
                                          SA POPSS ("Airsec Services") (50%)                       Greece
                                        SA for the Provision of Valuable Transport & Security
                                          Services POPSS ("Brink's-Hermes SA") (99%)               Greece
                                        Hellenic Reception & Processing Centre of
                                          Electronic Signals - Private Security Firm
                                          ("Hellenic Central Station") (10%)                       Greece
                           Brink's C.L. Polska Sp.zo.o                                             Poland
                           Brink's C.L. Hungaria Limited                                           Hungary
                           Brink's C.L. CR, s.r.o.                                                 Czech Republic
                      Servicio Pan Americano de Proteccion C.A. (61% beneficial owner)             Venezuela
                           Aeropanamericano, C.A. (61%)                                            Venezuela
                               Aero Sky Panama, S.A. (61%)
                           Artes Graficas Avanzadas 98, C.A. (61%)                                 Venezuela
                           Blindados de Zulia Occidente, C.A. (61%)                                Venezuela
                           Blindados de Oriente, S.A. (61%)                                        Venezuela
                           Blindados Panamericanos, S.A. (61%)                                     Venezuela
                           Blindados Centro Occidente, S.A. (61%)                                  Venezuela
                           Bolivar Business S.A. (61%)                                             Panama
                               Domesa Courier Corporation (61%)                                    Florida
                               Panamerican Protective Service Sint Maarten, N.V. (61%)             Neth.  Antilles
                               Radio Llamadas Panama, S.A. (61%)                                   Panama





                               Servicio Panamericano de Proteccion Curacao, N.V. (61%)             Neth.  Antilles
                                    Domesa Curacao, N.V. (61%)                                     Neth.  Antilles
                                    Domesa Aruba, N.V. (61%)                                       Aruba
                                    Servicio Panamericano de Vigilancia Curacao, N.V. (61%)        Neth Antilles
                           Documentos Mercantiles, S.A. (61%)                                      Venezuela
                           Instituto Panamericano, C.A. (61%)                                      Venezuela
                           Intergraficas Panama, S.A. (61%)
                           Panamericana de Vigiliancia, S.A. (61%)                                 Venezuela
                           Transportes Expresos, C.A. (61%)                                        Venezuela
                  Brink's Panama S.A. (49%)                                                        Panama
                  Inmobiliaria Brink's Panama S.A. (49%)                                           Panama
                  Brink's Global Services Eastern Europe Sp. z o.o.                                Poland
                  Brink's Puerto Rico, Inc.                                                        Puerto Rico
                  Brink's International Holdings AG ("BIHAG")                                      Switzerland
                      Brink's France SAS                                                           France
                           Brink's Security Services SAS                                           France
                           Armonia Gie (51%)                                                       France
                           Brink's Antilles Guyane SARL                                            Guadeloupe
                           Brink's Controle Securite Reunion SARL                                  St. Denis
                           Brink's Evolution Sarl                                                  France
                           Brink's Formation Sarl                                                  France
                           Brink's Guard Sarl (nominal interest                                    France
                           Brink's Services Sarl                                                   France
                           Brink's Maroc SA (65%)                                                  Morocco
                           Brink's Protection Privee Sarl                                          France
                           Brink's Reunion Sarl                                                    St. Denis
                           Brink's Recherche et Developpement Sarl (nominal interest               France
                           Protecval Sarl                                                          France
                           Maartenval NV                                                           Neth. Antilles
                      Brink's Switzerland Ltd.                                                     Switzerland
                      Brink's Diamond & Jewelry Services BVBA                                      Belgium
                      Transpar - Brink's ATM Ltda.                                                 Brazil
                           BGS - Agenciamento de Carga e Despacho Aduaneiro Ltda                   Brazil
                           Brink's Seguranca e Transporte de Valores Ltda.                         Brazil
                             TGV-Transporte de Valores e Vigilancia Ltda.                          Brazil
                           BVA-Brink's Valores Agregados Ltda.                                     Brazil
                      Brink's Hong Kong Limited                                                    Hong Kong
                           Brink's Security Transportation (Shanghai) Company Limited              China
                      Brink's Global Services Korea Limited - Yunan Hoesa Brink's Global (80%)     Korea
                      Brink's Nederland B.V.                                                       Netherlands
                           Brink's Gelderwerking B.V.                                              Netherlands
                           Brink's Security Services, B.V.                                         Netherlands
                      Brink's Singapore Pte Ltd                                                    Singapore
                      Brinks (Southern Africa) (Proprietary) Limited                               South Africa
                      ePago International Inc. (80%)                                               Panama
                  Brink's Taiwan Security Limited                                                  Taiwan
                  Brink's (Thailand) Limited (40%)                                                 Thailand
                  Brink's Guvenlik Hizmetleri Anonim Sirketi                                       Turkey
                  Brink's Europe Limited                                                           U.K.
                  Brink's (UK) Limited                                                             U.K.
                      Brink's Commercial Services Limited                                          U.K.
                      Brink's Diamond & Jewellery Services Limited                                 U.K.
                      Brink's Limited                                                              U.K.
                           Brink's (Scotland) Limited                                              U.K.
                           Brink's Limited (Bahrain) EC                                            Bahrain
                           Brink's Security Limited                                                U.K.
                           Quarrycast Commercial Limited                                           U.K.
                  Brink's Global Services, Ltd.                                                    U.K.
         Brink's Finance Company Inc.                                                              Delaware
     BAX Holding Company                                                                           Virginia
         BAX Finance Inc.                                                                          Delaware
         Brink's Administrative Services Inc.                                                      Delaware




Pittston Minerals Group Inc.                                                                       Virginia
     Pittston Coal Company                                                                         Delaware
         American Eagle Coal Company                                                               Virginia
         Heartland Coal Company                                                                    Delaware
         Maxxim Rebuild Company, Inc.                                                              Delaware
         Pittston Forest Products, Inc.                                                            Virginia
         Addington, Inc.                                                                           Kentucky
         Appalachian Mining, Inc.                                                                  West Virginia
              Molloy Mining, Inc.                                                                  West Virginia
         Vandalia Resources, Inc.                                                                  West Virginia
         Pittston Coal Management Company                                                          Virginia
         Pittston Coal Sales Corp.                                                                 Virginia
         Pittston Coal Terminal Corporation                                                        Virginia
         Pyxis Resources Company                                                                   Virginia
              HICA Corporation                                                                     Kentucky
              Holston Mining, Inc.                                                                 West Virginia
              Motivation Coal Company                                                              Virginia
              Paramont Coal Corporation                                                            Delaware
         Sheridan-Wyoming Coal Company, Incorporated                                               Delaware
         Thames Development, Ltd.                                                                  Virginia
              Buffalo Mining Company                                                               West Virginia
              Clinchfield Coal Company                                                             Virginia
              Dante Coal Company                                                                   Virginia
              Eastern Coal Corporation                                                             West Virginia
              Elkay Mining Company                                                                 West Virginia
              Jewell Ridge Coal Corporation                                                        Virginia
              Kentland-Elkhorn Coal Corporation                                                    Kentucky
              Lorado Reclamation Company                                                           Virginia
              Meadow River Coal Company                                                            Kentucky
              Pittston Coal Group, Inc.                                                            Virginia
              Ranger Fuel Corporation                                                              West Virginia
              Sea "B" Mining Company                                                               Virginia
              Pittston Synfuel Company                                                             Virginia
     Pittston Mineral Ventures Company                                                             Delaware
         PMV Gold Company                                                                          Delaware
              MPI Gold (USA) Ltd.                                                                  Nevada
         Pittston Mineral Ventures International Ltd.                                              Delaware
         Mineral Ventures of Australia Pty Ltd.                                                    Australia
              Western Australian Minerals Company Pty. Ltd.                                        Australia



NOTE: Subsidiaries that are not majority owned do not constitute "Subsidiaries" for the purposes of this Schedule. They have been left on the Schedule so as to make the ownership structure clear.